UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SEMTECH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MMMMMMMMMMMM C 1234567890 ENDORSEMENT_LINE   SACKPACK   MMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) Go to www.investorvote.com/SMTC or scan ADD 1 000001 ADD 2 the QR code — login details are located in the ADD 3 shaded bar below. ADD 4 MMMMMMMMM ADD 5 ADD 6 Votes submitted electronically must be received by 11:59 p.m. (Eastern Time), on June 4, 2025 Vote in Person: Many Stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for Semtech Corporation’s Annual Meeting of Stockholders to be Held on June 5, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/SMTC Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/SMTC. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 26, 2025 to facilitate timely delivery. 2 NOT COY 044QSC

Stockholder Meeting Notice Semtech Corporation’s Annual Meeting of Stockholders will be held on June 5, 2025 at Semtech Corporation, 200 Flynn Road, Camarillo, CA 93012, at 11:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed, and FOR Proposals 2, 3 and 4: 1. Election of Directors: Martin S. J. Burvill Rodolpho C. Cardenuto Gregory M. Fischer Saar Gillai Hong Q. Hou Ye Jane Li Paula LuPriore Julie G. Ruehl Paul V. Walsh, Jr. 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for fiscal year 2026. 3. Approve, on an advisory basis, the Company’s executive compensation. 4. Approve the amendment and restatement of the Semtech Corporation 2017 Long-Term Equity Incentive Plan. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/SMTC. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Semtech Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 26, 2025.